SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 20, 2017

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, CO 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 20, 2017, Newmont Mining Corporation, a Delaware Corporation (“Newmont” or the “Company”) held its 2017 Annual Meeting of Stockholders. The following matters were voted upon at the Annual Meeting: (1) the election of Directors; (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017; (3) the advisory vote on the compensation of the Named Executive Officers; (4) the advisory vote on the frequency of stockholder vote on executive compensation; and (5) a stockholder proposal regarding human rights risk assessment.

All matters voted on at the Annual Meeting were approved, except Proposal # 5. The voting results were as follows:

Proposal #1 – Election of Directors

Name	Votes For	% of votes cast	Withheld Votes	% of votes cast	Abstentions	Broker Non- Votes
Gregory H. Boyce	380,957,419	99.73	1,015,486	0.27	4,076,774	39,452,968
Bruce R. Brook	381,974,116	99.54	1,763,124	0.46	2,312,439	39,452,968
J. Kofi Bucknor	382,502,267	99.52	1,834,454	0.48	1,712,958	39,452,968
Vincent. A. Calarco	374,758,373	99.38	2,332,378	0.62	8,958,928	39,452,968
Joseph A. Carrabba	368,999,564	98.54	5,449,001	1.46	11,601,114	39,452,968
Noreen Doyle	376,634,457	99.49	1,937,741	0.51	7,477,481	39,452,968
Gary J. Goldberg	381,729,570	99.52	1,823,350	0.48	2,496,759	39,452,968
Veronica M. Hagen	374,850,605	99.30	2,659,114	0.70	8,539,960	39,452,968
Jane Nelson	381,472,053	99.71	1,124,089	0.29	3,453,537	39,452,968
Julio M. Quintana	381,919,776	99.77	875,725	0.23	3,254,178	39,452,968

Proposal #2 – Ratification of Independent Registered Public Accounting Firm

		% of votes cast at the Annual Meeting
Votes For	422,333,628	99.26
Votes Against	2,493,301	0.59
Abstentions	675,718	0.15

Proposal #3 – Advisory Vote on the Compensation of the Named Executive Officers

		% of votes cast on the Proposal
Votes For	258,915,147	67.07
Votes Against	126,303,100	32.72
Abstentions	829,432	0.21
Broker Non-Votes	39,454,968	—

Proposal #4 – Advisory Vote on the Frequency of Stockholder Vote on Executive Compensation

		% of votes cast on the Proposal
1 Year	318,803,738	82.58
2 Years	662,209	0.17
3 Years	66,157,573	17.14
Abstentions	426,159	0.11
Broker Non-Votes	39,452,968	—

In accordance with the voting results concerning this proposal, the Company’s Board of Directors determined that the Company will hold an annual advisory vote on executive compensation.

Proposal #5 was not approved. The voting results were as follows:

Proposal #5 – Stockholder Proposal Regarding a Human Rights Risk Assessment

		% of votes cast on the Proposal
Votes For	107,934,747	27.96
Votes Against	263,048,523	68.14
Abstentions	15,064,409	3.90
Broker Non-Votes	39,454,968	—

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: April 21, 2017

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